FORTITUDE LIFE INSURANCE AND ANNUITY COMPANY
(Formerly Prudential Annuities Life Assurance Corporation)
FORTITUDE LIFE INSURANCE AND ANNUITY COMPANY VARIABLE ACCOUNT B
(Formerly Prudential Annuities Life Assurance Corporation Variable Account B)

Supplement dated October 21, 2022
to Prospectuses dated May 1, 2022

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios available through your Annuity and updates other information in the Prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.
AST Western Asset Emerging Markets Debt Portfolio – Footnote:
Effective immediately, Appendix A is updated to add a footnote to the AST Western Asset Emerging Markets Debt Portfolio as follows:

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Fixed Income	AST Western Asset Emerging Markets Debt Portfolio(1) Western Asset Management Company, LLC Western Asset Management Company Limited	1.03%	-3.05%	4.07%	N/A

(1)
These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account (those AST bond Portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(1)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(2)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(3)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

AST Academic Strategies Asset Allocation Portfolio – Subadviser Replacement:
Effective December 1, 2022, First Quadrant, LLC will be replaced with Systematica Investments Limited.
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AST Mid-Cap Growth Portfolio – Subadviser Replacement:
Effective December 5, 2022, Victory Capital Management, Inc. will be replaced with Delaware Investments Fund Advisers, J.P. Morgan Investment Management, Inc. and TimesSquare Capital Management, LLC.
AST Moderate Multi-Asset Portfolio Merger:
Subject to shareholder approval, effective on or about December 5, 2022 (the “Effective Date”), the Target Portfolio will be merged into the Acquiring Portfolio, as noted below. As of the Effective Date, all references to the Target Portfolio will be replaced with the Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
AST Moderate Multi-Asset Portfolio	AST Balanced Asset Allocation Portfolio
On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
Additional Information regarding Prudential Annuities Life Assurance Corporation
Prudential Annuities Life Assurance Corporation (to be renamed Fortitude Life Insurance & Annuity Company) (“PALAC”), Shelton, CT (main office) was acquired on April 1, 2022 by Fortitude Group Holdings, LLC, (“Fortitude Re”). As a result of the acquisition by Fortitude Re, PALAC is not affiliated with Prudential Financial Inc. (“PFI”) or any of its subsidiaries. The Prudential Insurance Company of America (“PICA”) will continue to service and administer all PALAC contracts as third-party administrator. PALAC variable annuities are distributed by Prudential Annuities Distributors, Inc. (“PAD”), Shelton, CT. PICA and PAD are wholly owned by PFI; PALAC is wholly owned by Fortitude Re; each is solely responsible for its own financial condition and contractual obligations. PALAC is in the process of changing its legal name to Fortitude Life Insurance & Annuity Company (“FLIAC”). References to PALAC in this document shall be deemed to be references to FLIAC in the states where the name change has been approved.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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